UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 30, 2005
MIKOHN GAMING CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	000-22752 (Commission File Number)	88-0218876 (I.R.S. Employer Identification No.)
920 Pilot Road
Las Vegas, Nevada 89119
(Address of Principal Executive Offices)
(702) 896-3890
(Registrants telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(d) Effective November 30, 2005, the Board of Directors of Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation (the “Company”) appointed Major General Paul A. Harvey, U.S. Air Force (Retired), to its Board of Directors. General Harvey was also appointed to serve as a member of the Compensation Committee of the Board of Directors. General Harvey will be a Class 2 director, with a term of office expiring at the Company’s 2006 Annual Meeting of Stockholders.
General Harvey will receive compensation for his services on the Board of Directors in accordance with the Company’s Non-Employee Director Compensation program, previously approved by the Board of Directors and reflected in the Company’s Current Report on Form 8-K filed on March 7, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION
	By:	/s/ Michael A. Sicuro
Date: December 1, 2005		Michael A. Sicuro
Executive Vice President, Chief Financial Officer, Secretary and Treasurer